iM DBi Managed Futures Strategy ETF
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 76.5%
U.S. Treasury Bills - 76.5% (b)(c)
0.040%, 04/15/2021	$1,203,000	$1,202,997
0.005%, 04/20/2021	48,000	48,000
0.030%, 04/22/2021	337,000	336,999
0.015%, 04/27/2021	271,000	270,998
0.015%, 04/29/2021	1,531,000	1,530,994
0.015%, 05/13/2021	475,000	474,992
0.040%, 05/20/2021	614,000	613,992
0.030%, 05/27/2021	2,844,000	2,843,967
0.040%, 06/03/2021	159,000	158,997
0.030%, 06/17/2021 (a)	1,395,000	1,394,970
0.015%, 06/24/2021	490,000	489,992
0.045%, 06/29/2021	166,000	165,998
0.020%, 07/01/2021 (a)	737,000	736,962
0.090%, 07/08/2021 (a)	767,000	766,971
0.090%, 07/15/2021 (a)	2,624,000	2,623,923
0.095%, 07/22/2021 (a)	1,430,000	1,429,945
0.85%, 07/29/2021 (a)	1,365,000	1,364,932
0.070%, 08/05/2021 (a)	844,000	843,965
0.050%, 08/12/2021 (a)	862,000	861,961
0.060%, 08/19/2021	882,000	881,942
0.045%, 08/26/2021 (a)	2,035,000	2,034,855
0.060%, 09/02/2021 (a)	620,000	619,947
0.060%, 09/09/2021 (a)	523,000	522,956
0.055%, 09/16/2021 (a)	1,468,000	1,467,846
0.040%, 09/23/2021 (a)	1,463,000	1,462,831
TOTAL SHORT-TERM INVESTMENTS (Cost $25,151,248)		25,151,932
TOTAL INVESTMENTS (Cost $25.151.248)		25,151,932
Other Assets in Excess of Liabilities - 23.5%		7,728,484
TOTAL NET ASSETS - 100.0%		$32,880,416

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held by the iM DBi Cayman Managed Futures Subsidiary.
(b)	Zero coupon bond. The effective yield to maturity is listed.
(c)	All or a portion of this security is held as collateral for certain futures contracts.

iM DBi Managed Futures Strategy ETF
CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (a)
March 31, 2021 (Unaudited)

Description	Number of Contracts Purchased / (Sold)	Settlement Month	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Purchased Contracts:
MSCI EAFE Index Futures	71	Jun-21	$7,825,995	$7,781,600	$(44,395)
Euro FX Currency Futures	53	Jun-21	7,912,043	7,779,075	(132,968)
S&P 500 E-mini Index Futures	35	Jun-21	6,852,372	6,942,950	90,578
MSCI Emerging Market Index Futures	18	Jun-21	1,224,432	1,190,250	(34,182)
U.S. Treasury 2-Year Note Futures	16	Jun-21	3,535,050	3,531,625	(3,425)
90-day Euro-Dollar Futures	14	Sep-22	3,488,678	3,487,050	(1,628)
U.S. Treasury 10-Year Note Futures	3	Jun-21	394,942	392,813	(2,129)
U.S. Treasury 10-Year Ultra Bond Futures	3	Jun-21	435,093	431,063	(4,030)
WTI Crude Futures (b)	45	Jun-21	2,746,321	2,663,100	(83,221)
Gold 100 Oz. Futures (b)	19	Jun-21	3,281,207	3,259,640	(21,567)
					(236,967)

Contracts Sold:
Japanese Yen Currency Futures	(68)	Jun-21	(7,812,578)	(7,680,175)	132,403
90-day Euro-Dollar Futures	(60)	Jun-21	(9,609,855)	(9,275,625)	334,230
30-day Fed Fund Futures	(50)	Jun-21	(9,455,175)	(9,060,937)	394,238
					860,871
					$623,904

(a)	Societe Generale is the counterparty for all Open Futures Contracts held by the Fund and the iM DBi Cayman Managed Futures Subsidiary at March 31, 2021.
(b)	Contract held by the iM DBi Cayman Managed Futures Subsidiary.

Summary of Fair Value Measurements at March 31, 2021. (Unaudited)
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -	Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data.
Level 3 -	Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the
Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's consolidated investments and other financial instruments as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury Obligations	$-	$25,151,932	$-	$25,151,932
Total Short-Term Investments	-	25,151,932	-	25,151,932
Total Investments in Securities	$-	$25,151,932	$-	$25,151,932

Other Financial Instruments*
Futures:
Long Futures Contracts	$(236,967)	$-	$-	$(236,967)
Short Futures Contracts	860,871			860,871
Total Futures Contracts	$623,904	$-	$-	$623,904

* Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

Derivative Instruments and Hedging Activities

The Fund has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund's managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the iM DBi Cayman Managed Futures Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model - the Dynamic Beta Engine - that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds, which are hedge funds that use futures or forward contracts to achieve their investment objectives. During the period ended March 31, 2021, the Fund used long and short contracts on U.S.government bonds, U.S. and foreign equity market indexes, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Commodity Contracts - Futures*	Unrealized appreciation on futures contracts	$ -	Unrealized depreciation on futures contracts	$ (104,788)
Equity Contracts - Futures*	Unrealized appreciation on futures contracts	$ 90,578	Unrealized depreciation on futures contracts	(78,577)
Foreign Exchange Contracts - Futures*	Unrealized appreciation on futures contracts	466,633	Unrealized depreciation on futures contracts	(134,596)
Interest Rate Contracts - Futures*	Unrealized appreciation on futures contracts	394,238	Unrealized depreciation on futures contracts	(9,584)
Total		$ 951,449		$ (327,545)

*Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.